Other income (expenses), net (Tables)	12 Months Ended
Mar. 31, 2022
Other income (expenses), net
Schedule of other income expense net

	For the years ended March 31,
	2022	2021	2020
Waiver of rental fee payable(1)	$246,551	$—	$—
Loss on disposals of property and equipment	(54,512)	—	(6,960)
Other income (expenses), net	(10,222)	(8,553)	3,502
Total	$181,817	$(8,553)	$(3,458)
(1)	Wuxi Huichuang Technology Development Co., Ltd(“the Lessor”) is a unrelated and state-owned enterprise. The Company and the Lessor signed rental agreement every year. Due to the successful IPO on NASDAQ as well as the impact of COVID 19 and to support local enterprises, in June 2021, the Lessor entered into an agreement with the Company to waive the rental fee payable from June 1, 2018 to May 31, 2019, June 1, 2019 to May 31, 2020, and June 1, 2020 to May 31, 2021, respectively, with a total amount of $246,551.